Exhibit 16

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ John P. Amboian

John P. Amboian

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ Terence J. Toth

Terence J. Toth

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ Jack B. Evans

Jack B. Evans

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ William J. Schneider

William J. Schneider

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set her hand this 18th day of April 2012.

/s/ Judith M. Stockdale

Judith M. Stockdale

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ Robert P. Bremner

Robert P. Bremner

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

William C. Hunter

William C. Hunter

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ David J. Kundert

David J. Kundert

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set her hand this 18th day of April 2012.

/s/ Carole E. Stone

Carole E. Stone

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set her hand this 19th day of April 2012.

/s/ Virginia L. Stringer

Virginia L. Stringer